Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 13, 2001

                OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


             Maryland                     0-14533              52-1322906
      (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)             File Number)        Identification
                                                                Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


         Registrant's telephone number, including area code (864) 239-1000

                                       N/A

                   (Former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

As of  July  13,  2001,  Reznick  Fedder  &  Silverman,  P.C.,  the  independent accountant previously engaged as the principal accountant to audit the consolidated financial statements of Oxford Residential Properties I Limited Partnership (the "Registrant" or the "Partnership"), was terminated. As of the same date, the firm of Ernst & Young LLP was engaged to provide the service for the Registrant.

The audit reports of Reznick Fedder & Silverman, P.C. on the consolidated financial statements of the Partnership as of and for the years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the managing general partner of the Partnership on July 13, 2001.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

            16.1 Letter dated July 16, 2001, from the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              OXFORD RESIDENTIAL PROPERTIES I
                              LIMITED PARTNERSHIP


                              By:   Oxford Residential Properties I
                                    Corporation
                                    Managing General Partner


                             By:   /s/Patrick J. Foye
                                   Patrick J. Foye
                                   Executive Vice President


                             Date: July 19, 2001

                                                                   Exhibit 16.1




July 16, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Oxford Residential Properties I Limited Partnership (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 13, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



/s/Reznick Fedder & Silverman, PC
   Bethesda, Maryland